Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Goods, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities (each a “Fund” and together, the “Funds”)

Supplement dated October 1, 2011 to the Funds’ Prospectus and Summary Prospectuses (together, the “Prospectuses”) dated May 1, 2011, as supplemented

Effective on October 1, 2011, the Prospectuses are revised as follows:

1.	The section of the Prospectuses entitled “Management” is replaced in its entirety with the following:

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management
Hratch Najarian	Since October 2011	Senior Portfolio Manager

2.	The section entitled “ProFunds VP Management” under the heading “Portfolio Management” of the Funds’ Prospectus is hereby amended by deleting reference to Michael Neches and all text in the related paragraph.